Income taxes	12 Months Ended
Dec. 31, 2024
Major components of tax expense (income) [abstract]
Income taxes
20. Income taxes
Total income tax expense consists of:

	2024	2023

Current tax expense	$114,087	$85,804
Deferred tax expense (recovery)	20,671	(28,229)
	$134,758	$57,575

Income tax expense (recovery) attributable to each geographical jurisdiction for the Company is as follows:

	2024	2023

Turkiye	$44,224	$42,471
Canada	67,099	30,491
Greece	7,626	(15,387)
Other Jurisdictions	15,809	—
	$134,758	$57,575
20. Income taxes (continued)
The key factors affecting income tax expense for the years are as follows:

	2024	2023

Earnings from continuing operations before income tax	$435,394	$163,365
Canadian statutory tax rate	27%	27%

Tax expense on net earnings at Canadian statutory tax rate	$117,556	$44,109

Items that cause an increase (decrease) in income tax expense:
Foreign income subject to different income tax rates than Canada	(4,627)	1,143
Increase in Turkish income tax rate	—	22,589
Turkish investment tax credits and other benefits	(28,496)	(22,001)
Québec mineral tax	42,701	22,518
Non-tax effected temporary differences and operating losses	(19,118)	(4,383)
Non-deductible expenses and non-taxable income	(10,107)	(96)
Flow-through share renouncement	3,539	3,500
Turkish earthquake relief tax	—	4,348
Turkish inflation benefit	(40,492)	(59,361)
Foreign exchange related to the weakening of the Turkish lira	33,004	51,205
Foreign exchange and other translation adjustments	18,819	(9,608)
Future and current withholding tax on foreign income dividends	20,329	6,723
Other	1,650	(3,111)
Income tax expense	$134,758	$57,575
20. Income taxes (continued)
On July 15, 2023, Turkiye enacted an income tax rate increase from 20% to 25% for general income, from 19% to 24% for certain manufacturing activities (including mining), and from 19% to 20% for export income. The rate increases were applicable retroactively to January 1, 2023. The rate change resulted in $8.2 million current tax expense and $22.6 million deferred tax expense recognized in Q3 2023.
On December 31, 2023, Turkiye announced application of inflation accounting for the year ended December 31, 2023. This resulted in a $59.4 million reduction to the ending deferred tax liability and a corresponding deferred tax recovery for Q4 2023.
The change in the Company’s net deferred tax position was as follows:

	2024	2023
Net deferred income tax liability
Balance at January 1,	$384,361	$410,219
Deferred income tax expense (recovery) in the statements of operations	20,672	(28,229)
Deferred tax expense in the consolidated statements of other comprehensive income	10,419	2,371
Balance at December 31,	$415,452	$384,361

The composition of the Company’s net deferred income tax assets and liabilities and deferred tax expense (recovery) is as follows:

Type of temporary difference	Deferred tax assets		Deferred tax liabilities		Expense (Recovery)
	2024	2023	2024	2023	2024	2023

Property, plant and equipment	$—	$—	$452,950	$419,824	$33,126	$(26,871)
Loss carryforwards	19,487	14,748	—	—	(4,738)	2,784
Liabilities	61,632	45,618	—	—	(16,013)	(17,658)
Future withholding taxes	—	—	9,650	5,355	4,295	(200)
Other items	—	—	33,971	19,548	4,002	13,716
Balance at December 31,	$81,119	$60,366	$496,571	$444,727	$20,672	$(28,229)

Unrecognized deferred tax assets	2024	2023

Tax losses	$197,138	$218,615
Other deductible temporary differences	88,388	86,864
	$285,526	$305,479

Unrecognized tax losses
The Company recognizes the benefit of tax losses only to the extent of anticipated future taxable income that can be reduced by the tax losses. Cumulative losses with a deferred tax benefit of $197.1 million (2023 – $218.6 million) have not been recognized. The gross amount of tax losses for which no deferred tax asset was recognized expire as follows:
20. Income taxes (continued)

	2024	Expiry date	2023	Expiry date

Canadian net operating loss carryforwards	$432,863	2031-2043	$464,761	2030-2043
Canadian capital losses	386,707	none	258,795	none
Greek net operating loss carryforwards	127,541	2025-2029	182,444	2024-2028
Romanian net operating loss carryforwards	6,952	2025-2031	6,811	2024-2030

Deductible temporary differences
At December 31, 2024, the Company had deductible temporary differences for which deferred tax assets of $88.4 million (2023 – $86.9 million) have not been recognized because it is not probable that future taxable profits will be available against which the Company can utilize the benefits. The vast majority of these temporary benefits have no expiry date.
Temporary differences associated with investments in subsidiaries
The Company has not recognized deferred tax liabilities in respect of historical unremitted earnings of foreign subsidiaries for which we are able to control the timing of the remittance and are considered reinvested for the foreseeable future. At December 31, 2024, these earnings amount to $972.1 million (2023 – $958.6 million). Substantially all of these earnings would be subject to withholding taxes if they were remitted by the foreign subsidiaries.
Other factors affecting taxation
During 2024, deferred tax expense of $45.9 million (2023 – $29.3 million) was recognized due to the net decrease in the value of future tax deductions as a result of foreign exchange movements. Of this expense, $26.5 million was due to the weakening of the Turkish lira and $19.4 million due to the weakening of the Euro, both against the U.S. dollar. The Company expects that any future significant foreign exchange movements in the Turkish lira or Euro in relation to the U.S. dollar could cause significant volatility in the deferred income tax expense or recovery.
Dutch Tax Audits
The Company is subject to an ongoing Dutch tax audit for the fiscal years 2020 and 2021. As of December 31, 2024, a tax accrual of $5.8 million has been recognized, reflecting management’s best estimate of the potential liability based on the latest discussions with tax authorities and professional advice. The final outcome of the audit may differ from the amount accrued, and any adjustments will be recognized in the period in which they are determined.
Global minimum top-up tax
Pillar Two legislation has been enacted in all jurisdictions in which the Company operates. The legislation is effective for the Company’s financial year beginning January 1, 2024. The Company assesses its potential exposure to Pillar Two income taxes on an ongoing basis. Assessments are based on the most recent information available regarding the financial performance of the constituent entities in the group.
The assessment performed for the December 31, 2024 period indicates the transitional Country-by-Country Reporting safe harbour rules are expected to apply in all jurisdictions in which the Company operates, except for Turkiye. With respect to Turkiye, the Pillar Two effective tax rate is expected to exceed 15% for 2024. Based on this assessment, the Company does not expect to be subject to Pillar Two top-up tax in any jurisdiction, including Turkiye.
The Company has applied a temporary mandatory relief from deferred tax accounting for the impacts of the top-up tax and would account for it as a current tax in the unlikely event that this would be incurred.
20. Income taxes (continued)
EIFEL
On June 20, 2024, the Canadian government enacted the Excessive Interest and Financing Expenses Limitation (EIFEL) rules under the Income Tax Act Canada to limit the deductibility of excessive interest and financing expenses. The EIFEL rules restrict the net interest and financing expenses of certain corporations and corporate groups based on a percentage of adjusted taxable income. The legislation applies to tax years beginning on or after October 1, 2023, making it effective for the Company’s financial year ending December 31, 2024.
The Company has performed an assessment of the Company’s potential exposure to the EIFEL rules. Based on the assessment, the Company’s total net interest and financing expenses remain fully deductible, and no restrictions apply under EIFEL.